Exhibit 99.2

INFINERA CORPORATION

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”) is entered into this 26 day of January, 2010, by and between Infinera Corporation, a Delaware corporation with an office located at 169 Java Drive, Sunnyvale, CA 94089 (the “Company”) and Duston M. Williams (“Consultant” and together with the Company, the “Parties”).

RECITALS

Whereas, Consultant currently is the Company’s Chief Financial Officer; and

Whereas, the Company and Consultant wish to engage in this Agreement to provide for continued services by the Consultant after Consultant departs as the Chief Financial Officer on June 26, 2010 (the “Transition Date”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereto agree as follows:

1. Term and Termination. This Agreement shall commence, and the Consultant shall serve as a consultant to the Company for a period commencing, on June 26, 2010 and terminating on April 2, 2011 (the “Term”).

2. Consulting Relationship. During the Term, Consultant will provide consulting services (the “Services”) to the Company as described on Exhibit A attached to this Agreement. Consultant represents that Consultant has the qualifications, the experience and the ability to properly perform the Services. Consultant shall use Consultant’s reasonable best efforts to perform the Services such that the results are satisfactory to the Company.

3. Consideration; Waiver of Option Vesting. As consideration for the Services to be provided by Consultant and other obligations, the Company shall provide to Consultant the payments and benefits specified in Exhibit A attached to this Agreement at the times specified therein. The Parties agree that Consultant shall not receive any remuneration from the Company for the performance of the Services other than or in excess of the benefits and amounts specified in Exhibit A. Except as specifically provided for on Exhibit A, Consultant acknowledges and agrees that effective as of the Transition Date, vesting of all equity awards held by him as of such date (including, without limitation stock option awards and performance share awards) shall immediately cease and he shall, and hereby does, forfeit and waive all rights, benefits and entitlements he has or may have to continued vesting of any and all equity awards that are outstanding and unvested as of the Transition Date. Notwithstanding the foregoing, Consultant may exercise any of his equity awards that are vested and exercisable as of immediately prior to the Transition Date in accordance with the terms of the plan governing such stock options and any applicable award agreement.

4. Expenses. Consultant shall not be authorized to incur on behalf of the Company any expenses without the prior consent of Thomas Fallon, President and Chief Executive Officer of the Company (the “CEO”), which consent shall be evidenced in writing. As a condition to receipt of reimbursement for authorized expenses, Consultant shall be required to submit to the Company reasonable evidence that the amount involved was expended and related to the Services provided under this Agreement.

5. Independent Contractor. During the Term, Consultant’s relationship with the Company will be that of an independent contractor and not that of an employee.

(a) Method of Provision of Services: Consultant shall be solely responsible for determining the method, details and means of performing the Services. Consultant may, at Consultant’s own expense, employ or engage the service of such employees or subcontractors as Consultant deems necessary to perform the Services required by this Agreement (the “Assistants”), each of whom shall be deemed an independent contractor of the Company. Such Assistants are not, and shall not be deemed to be, employees of the Company and Consultant shall be wholly responsible for the professional performance of the Services by his Assistants such that the results are satisfactory to the Company. Consultant shall expressly advise the Assistants of the terms of this Agreement, and shall require each Assistant to execute a Confidential Information and Invention Assignment Agreement in substantially the form agreed to by the Company.

(b) No Authority to Bind Company. Commencing on the Transition Date and continuing throughout the Term, neither Consultant, nor any partner, agent, employee or Assistant of Consultant, shall have the authority to enter into contracts that bind the Company or create any obligations on the part of the Company without the prior written authorization of the Company.

(c) No Benefits. Except as otherwise specifically provided for in Exhibit A, Consultant acknowledges and agrees that neither Consultant nor any of his employees, agents or Assistants will be eligible for any Company employee benefits and, to the extent Consultant (or Consultant’s employees, agents or Assistants) otherwise would be eligible for any Company employee benefits but for the express terms of this Agreement, Consultant (on behalf of himself and his employees, agents and Assistants) hereby expressly declines to participate in such Company employee benefits.

(d) Withholding; Indemnification. Consultant shall have full responsibility for applicable withholding taxes for all compensation paid and benefits provided to Consultant, his partners, agents employees or Assistants under or in connection with this Agreement, and for compliance with all applicable labor and employment requirements with respect to Consultant’s self-employment and Consultant’s employment of partners, agents, employees and Assistants, including state worker’s compensation insurance coverage requirements and any US immigration visa requirements. Consultant agrees to indemnify, defend and hold the Company harmless from any liability for, or assessment of, any claims or penalties with respect to such withholding taxes, labor or employment requirements, including any liability for, or assessment of, withholding taxes imposed on the Company by the relevant taxing authorities with respect to any compensation paid or benefits provided to Consultant or Consultant’s partners, agents, employees or Assistants.

6. Performance of Services. To the extent requested by the Board of Directors of the Company (the “Board”) or the CEO, Consultant will be required to provide periodic performance updates to the CEO concerning the performance of the Services hereunder so that the Company can ensure that the Services are being performed to the satisfaction of the Company and in accordance with Exhibit A. The nature and frequency of these reports will be left to the discretion of the Board or the CEO, as applicable.

7. Consulting or Other Services for Competitors. Consultant represents and warrants that Consultant does not presently perform or intend to perform, during the Term, consulting or other services for, or engage in or intend to engage in an employment relationship with, companies whose businesses or proposed businesses in any way involve products or services which would be competitive or create a conflict of interest with the Company’s products or services, or those products or services proposed or in development by the Company during the Term. If, however, Consultant decides to do so, Consultant agrees that, in advance of accepting such work, Consultant will promptly notify the Company in writing, specifying the organization with which Consultant proposes to consult, provide services, or become employed by and to provide information sufficient to allow the Company to determine if such work would conflict with the terms of this Agreement, including the terms of the Confidential Information and Invention Assignment Agreement, dated October 9, 2006 (the “Confidentiality Agreement”), the interests of the Company or further services which the Company might request of Consultant. If the Company determines that such work conflicts with the terms of this Agreement or the Confidentiality Agreement, the Company reserves the right to terminate this Agreement immediately.

8. Confidentiality Agreement. Consultant acknowledges that he has signed a Confidentiality Agreement and such agreement shall continue to apply to the provision of Services and shall remain in full force and effect during the Term.

9. Conflicts with this Agreement. Consultant represents and warrants that neither Consultant nor any of Consultant’s partners, employees, agents or Assistants is or will be under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Agreement. Consultant represents and warrants that Consultant’s performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to commencement of this Agreement. Consultant warrants that Consultant has the right to disclose and/or or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to the Company or uses in the course of performance of this Agreement, without liability to such third parties. Notwithstanding the foregoing, Consultant agrees that Consultant shall not bundle with or incorporate into any deliveries provided to the Company herewith any third party products, ideas, processes, or other techniques, without the express, written prior approval of the Company. Consultant represents and warrants that Consultant has not granted and will not grant any rights or licenses to any intellectual property or technology that would conflict with Consultant’s obligations under this Agreement. Consultant will not knowingly infringe upon any copyright, patent, trade secret or other property right of any former client, employer or third party in the performance of the Services required by this Agreement.

10. Miscellaneous.

(a) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Parties. A waiver of any of the terms or conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof, or of any other term or condition of this Agreement.

(b) Sole Agreement. This Agreement, including Exhibit A hereto, constitutes the sole agreement of the Parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

(c) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

For Company	For Consultant
Michael McCarthy	Duston M. Williams
Chief Legal Officer
169 Java Drive
Sunnyvale, CA 94089
Fax: 408-572-5243

(d) Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

(e) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

(g) Arbitration. Any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, will be settled by binding arbitration to be conducted by the Judicial Arbitration and Mediation Services (“JAMS”) in Santa Clara, California, in accordance with the Employment Arbitration Rules and Procedures of JAMS (the “Rules”). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator will be final, conclusive and binding on the Parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. This Section 10(g) shall not apply to the Confidentiality Agreement.

The arbitrator(s) will apply California law to the merits of any dispute or claim, without reference to conflicts of law rules. The arbitration proceedings will be governed by federal arbitration law and by the Rules, without reference to state arbitration law. Consultant hereby consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the Parties are participants.

(h) Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

The Parties have executed this Agreement on the respective dates set forth below.

INFINERA CORPORATION

By:

Title:

Date:

DUSTON M. WILLIAMS

Signature

Date:

Address:

Phone:

EXHIBIT A

DESCRIPTION OF CONSULTING SERVICES

Provide advice and counsel to the Company’s Chief Financial Officer (the “CFO”) and other members of the management team and perform such tasks as may be requested by the Company, the CEO, the Chief Financial Officer or the Board from time to time.

COMPENSATION

During the Term, Consultant shall be compensated for the Services as follows:

•

Continued Vesting: Consultant shall continue to vest in the grant of 170,000 restricted stock units that were granted to Consultant on August 10, 2009, which shall vest and be settled in full no later than March 15, 2011.

•

Pro-Rated Bonus Payment: Consultant shall be paid under the Company’s 2010 Bonus Plan at 100% of the pro-rated amount for the actual performance for the Company for the six months from January 1, 2010 through June 26, 2010. Such pro-rated amount shall be paid to Consultant consistent with the Company’s payment of the 2010 bonus for the first 6 months, which is expected to occur within 60 days of June 26, 2010.

•

Reimbursement of COBRA. Provided (i) Consultant constitutes a qualified beneficiary, as defined in Section 4980 B (g) (1) of the Internal Revenue Code of 1986, as amended, and (ii) Consultant elects continuation coverage pursuant to Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) within the time period prescribed pursuant to COBRA, the Company will reimburse the COBRA premiums for continued health (i.e., medical, dental, and vision) coverage for Consultant and his eligible dependants for a period commencing on July 1, 2010 (the “COBRA Commencement Date”), and ending on the earlier to occur of (x) six (6) months following the COBRA Commencement Date and (y) the date upon which Consultant becomes eligible to be covered under another health insurance plan by a subsequent employer.

As provided in Consultant’s Amended and Restated Change of Control Severance Agreement (the “CIC Agreement”), effective November 20, 2009, all equity grants provided to Consultant shall fully vest in accordance with the CIC Agreement, and Consultant shall be entitled to such other payments and benefits under the CIC Agreement, if the Company experiences a “Change in Control” (as defined in the CIC Agreement) before the Transition Date, provided that Consultant’s employment has not terminated for “Cause” or other than by reason of a “Constructive Termination” (each as defined in the CIC Agreement) prior to such date and, provided further that Consultant has otherwise complied with the terms and conditions of the CIC Agreement.